UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 10, 2013

Armstrong World Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-02116	23-0366390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 397-0611

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 10, 2013, Armstrong World Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P. (the “Selling Shareholders”), and Deutsche Bank Securities Inc. (the “Underwriter”), pursuant to which the Selling Shareholders agreed to sell an aggregate of 12,057,382 common shares, par value $0.01 per share, of the Company to the Underwriter (the “Offering”). The Offering was consummated on September 13, 2013. The Company did not sell any shares in the Offering and did not receive any proceeds from the Offering.

The Offering was made pursuant to a prospectus supplement, dated September 10, 2013, to the prospectus, dated February 27, 2012, included in the Company’s registration statement on Form S-3 (File No. 333-179711), which was filed with the Securities and Exchange Commission on February 27, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the shares by the Selling Shareholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit. An opinion regarding the validity of the shares is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Share Repurchase

On September 10, 2013, the Company entered into a share repurchase agreement with the Underwriter (the “Repurchase Agreement”) to repurchase 5,057,382 of the 12,057,382 common shares (the “Share Repurchase”), which were sold in the Offering, directly from the Underwriter at the price per share equal to the price paid by the Underwriter to purchase the shares from the Selling Shareholders in the Offering. The Company repurchased the 5,057,382 common shares at a price of $51.41 per share pursuant to the terms of the Repurchase Agreement. The Share Repurchase was consummated on September 13, 2013, contemporaneously with the closing of the Offering. The repurchased shares are being held in treasury.

A copy of the Repurchase Agreement is filed as Exhibit 10.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated September 10, 2013.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Share Repurchase Agreement, dated September 10, 2013.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
(Registrant)

Date: September 13, 2013	By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated September 10, 2013.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Share Repurchase Agreement, dated September 10, 2013.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).